SECOND QUARTER 2014
Supplemental Operating & Financial Data
Exhibit 99.2
Starwood Waypoint Residential Trust (“SWAY”)
acquires, renovates, leases, maintains and manages single family homes.
We also invest in non-performing loans to supplement growth and seek optimal resolutions for each loan.
Our mission is to reinvent the home rental experience
by providing quality homes, great service and rewarding lease programs that offer valuable benefits to our residents while generating attractive returns for our investors.

Table of Contents
Pages
ABOUT SWAY
1-6
FINANCIAL INFORMATION
Selected Financial & Other Information 7
Consolidated Balance Sheets 8
Consolidated Statements of Operations 9
FFO & Core FFO 10
NOI 11
CAPITAL MARKETS
12
PORTFOLIO INFORMATION
Total Rental Homes Portfolio 13-14
Leasing Statistics 15
Non-Performing Loan Portfolio 16
TRANSACTION ACTIVITY
17
DEFINITIONS AND RECONCILIATIONS
18-19

Northern California
Denver
Chicago
Southern California
Atlanta
Dallas
Orlando
Houston
Tampa Bay
South Florida

- 9,122 Single-Family Rental Homes
- 3,080 Non-Performing Loans
- Ten Core Markets for Growth
- Highly Focused on Target Neighborhoods
- Experienced Management Team
- Proven Vertically-Integrated Operating Platform

1 ABOUT SWAY Attractive Markets for Growth

STARWOOD WAYPOINT
RESIDENTIAL TRUST

Single-Family Rental Homes ("SFRs")

Value-Add Development

Non-Performing Loans ("NPLs")

ABOUT SWAY
Hybrid Business Model
Stable cash flow from a growing SFR portfolio and income generated from our NPL business supports our Board’s approval of an initial dividend.

Stability
Growth
Growing book of cash-flowing assets
Fully supports $0.14 per share dividend
Homes in renovation and lease-up phase
Provides meaningful upside
opportunities to enhance value and
downstream cash flow
Attractive channel to acquire SFRs at 20%-
30% discount to broker price opinion
(“BPO”)
Alternative resolutions have potential for
high return on equity

SFRs (77% of portfolio)
(1)
NPLs (23% of portfolio)
(1)
Number of Homes (2) 9,122
Aggregate Investment ($mm) (4) $1,345
Aggregate Investment per Home (4) $147,434
Average Monthly Rent per Leased
Home (5)
$1,416
Percent of Total Homes That Are
Leased (%)
77.5%
Percent of Homes Owned 180 Days or
Longer That Are Leased (%) (7)
94.9%
Percent of 90+ Days Rent Ready
Homes That Are Leased (%) (7)
98.8%
Number of Loans (3) 3,080
Total Purchase Price ($mm) $397.0
Total Unpaid Principal Balance (“UPB”) ($mm) $681.7
Total BPO ($mm) $635.3
Weighted Average Loan-to-Value (“LTV”) (6) 135.8%
Purchase Price as a Percentage of UPB 58.2%
Purchase Price as a Percentage of BPO 62.5%
SWAY has a high quality and diverse portfolio of SFRs and NPLs
ABOUT SWAY
Portfolio Overview
Note: As of June 30, 2014.
(1)
(2)
(3)
(4)
(5)
(6)
(7)
Excludes 277 unsecured, second and third liens with an aggregate purchase price of $1.9 million.
Based on aggregate investment for SFRs and purchase price for NPLs.
Excludes 285 homes that we did not intend to hold for the long term.
Includes acquisition costs and actual and estimated upfront renovation costs. Actual renovation costs may exceed estimated renovation costs, and we may acquire homes in the future with different characteristics that result in higher renovation costs.
Represents average monthly contractual cash rent as of June 30, 2014.  Average monthly cash rent is presented before rent concession and credits (“Waypoints”).  To date, rent concessions and Waypoints have been utilized on a limited basis and have not had a significant impact on our average monthly rent.  If the use of rent concessions and Waypoints or other leasing incentives increases in the future, they may have a greater impact by reducing the average monthly rent we receive from leased homes.
Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB as of the respective acquisition dates.
References to “rent ready homes” refer to homes that have both completed renovations and been deemed, pursuant to an inspection from one of our agents, to be in a condition to be rented. Our policy is to have the agent perform this inspection promptly after the renovations have been completed.

ABOUT SWAY
Q2 Highlights and Recent Developments (1)
Portfolio
Growth
Increased SFR portfolio by 27% to 9,122 homes
Acquired a $117 million portfolio of 1,441 NPLs at 68.2% of BPO
Purchased 1,294 NPLs in August for $202 million at 72.2% of BPO
Estimated Net Asset Value (“NAV”) per share increased to $31.84; book value per  share of $27.97 as of June 30, 2014
Leasing
Momentum
180-Day Owned Portfolio:  94.9% up from 90.4% in Q1
90-Day Rent-Ready Portfolio:  98.8% up from 96.3% in Q1
Portfolio-wide lease percentage:  77.5% up from 76.6% in Q1
Grew SFR revenue 74% quarter-over-quarter
Expanded
Capacity
Upsized our two credit facilities by a total of $650 million in Q2
Raised $230 million in gross proceeds from convertible note offering (July)
Total financing capacity now $1.73 billion with convertible debt as of July 2014
Positive
Results
Achieved positive Q2 Core Funds from Operations (“FFO”) of $3.0 million or
$0.08 per share, an $8.5 million or $0.22 per share increase over reported Q1
SWAY Board approves initial dividend of $0.14 per share
Achieved stabilized net operating income (“NOI”) margin of 65.1%
(1) Core FFO, NOI and Estimated NAV are non-GAAP measures.  For a definition of these  non-GAAP measures, please refer to pages 18 and 19.

STARWOOD WAYPOINT
RESIDENTIAL TRUST

10,000
8,000
6,000
4,000
2,000
0
NPL
SFR
1,714
5,325
2,095
7,204
3,080
9,122
12/31/2013
3/31/2014
6/30/2014

100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
46.2%
76.6%
77.5%
12/31/2013
3/31/2014
6/30/2014

100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
65.1%
90.4%
94.9%
12/31/2013
3/31/2014
6/30/2014

100.0%
98.0%
96.0%
94.0%
92.0%
90.0%
93.6%
96.3%
98.8%
12/31/2013
3/31/2014
6/30/2014

Total SFRs and NPLs
(1),(2)
% Leased:  Total Rental Portfolio

ABOUT SWAY
Robust Growth, Well Executed
(1) Excludes 285, 154, and 146 homes that we did not intend to hold for the long term as of June 30, 2014, March 30, 2014 and December 31, 2013, respectively.
(2) Excludes 277 unsecured, second and third liens as of June 30, 2014.
% Leased:  Homes Owned 180 Days or Longer
% Leased:  Homes 90 Days Past Rent Ready

ABOUT SWAY
Financing Overview
Added $650 million of capacity, with $729 million undrawn as of June 30, 2014
2014 Financing Activity
(1) Capacity
(1)
($ in millions)
Total
Capacity
Drawn NPL:
$252 million
Undrawn NPL:
$248 million
$519
$252

SFR Drawn:
$519 million
Undrawn SFR:
$481 million
(1) As of June 30, 2014.
NPL
SFR
Upsized SFR Credit
Facility by $500 million
in Q2 to total capacity
of $1 billion
Upsized NPL Credit
Facility by $150 million
in Q2 to total capacity
of $500 million
$500
$1,000
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
Drawn

FINANCIAL INFORMATION
Selected Financial & Other Information
(1) Please refer to page 18 for a definition of Core FFO.  Core FFO is a non-generally accepted accounting principle (“GAAP”) measure.  For a reconciliation of Core FFO to net loss attributable to common shareholders determined in accordance with GAAP, please refer to page 10.
(2) Stabilized portfolio NOI margin and Leased home portfolio NOI are non-GAAP measures. For a reconciliation of stabilized portfolio NOI margin and leased home portfolio NOI to net loss attributable to common shareholders determined in accordance with GAAP, please refer to page 19.
(3) Please refer to page 18 for a definition of stabilized homes.
(4) Excludes 285, 154, and 146 homes that we did not intend to hold for the long term as of June 30, 2014, March 30, 2014 and December 31, 2013, respectively.
(5)
Three Months Ended Six Months Ended
($ in thousands, except share and per share data) June 30, 2014 June 30, 2014
(unaudited) (unaudited)
Total revenues 34,332 $                        55,833 $
Net loss attributable to common shareholders (12,116) $                      (27,424) $
Core FFO
(1)
2,978 $                          (2,734) $
Per common share - diluted
Net earnings attributable to common shareholders (0.31) $                           (0.70) $
Core FFO
(1)
0.08 $                             (0.07) $
Weighted Average Shares Outstanding, Basic and Diluted 39,079,365 39,091,796
(2)
65.1% 62.3%
(2)
66.0% 63.9%
June 30, 2014 March 31, 2014 December 31, 2013
Home Count:
(3)
7,076 5,142 2,666
Non-stabilized homes 2,046 2,062 2,659
Total Homes
(4)
9,122 7,204 5,325
Leased Percentages
(5)
95.0% 96.4% 91.6%
Homes 90 days past rent ready 98.8% 96.3% 93.6%
Homes owned 180 days or longer 94.9% 90.4% 65.1%
(4)
77.5% 76.6% 46.2%
As of
Stabilized homes
SWAY targets leased percentages on stabilized homes to be in the range of 94% to 96%.
Leased Home Portfolio NOI Margin
Stabilized Portfolio NOI Margin
Stabilized homes
Total rental portfolio

FINANCIAL INFORMATION
Consolidated Balance Sheets
($ in thousands)
June 30, 2014 December 31, 2013
(unaudited)
ASSETS
Investments in real estate
Land 272,610 $                      140,076 $
Building and improvements 1,170,016 604,839
Total investment in properties 1,442,626 744,915
Less: accumulated depreciation (17,525) (5,730)
Investment in real estate properties, net 1,425,101 739,185
Real estate held for sale, net 13,383 10,168
Total investments in real estate, net 1,438,484 749,353
Non-performing loans 178,311 214,965
Non-performing loans (fair value option) 218,797 -
Resident and other receivables, net 8,029 1,261
Cash and cash equivalents 17,151 44,613
Restricted cash 35,261 3,331
Deferred financing costs, net 13,318 -
Other assets 22,709 4,885
Total assets 1,932,060 $                  1,018,408 $
LIABILITIES AND EQUITY
Liabilities:
Credit facilities 770,541 $                      - $
Accounts payable and accrued expenses 58,199 22,434
Resident security deposits and prepaid rent 11,742 3,918
Total liabilities 840,482 26,352
Equity:
Shareholders' equity:
Common shares, at par 391 -
Additional paid-in capital 1,117,026 1,018,267
Accumulated deficit (26,503) (27,848)
Total shareholders' equity 1,090,914 990,419
Non-controlling interests 664 1,637
Total equity
1,091,578 992,056
Total liabilities and equity
1,932,060 $                  1,018,408 $
As of

FINANCIAL INFORMATION
Consolidated Statements of Operations
($ in thousands, except share and per share data) 2014 2013 2014 2013
Revenues:
Rental revenues 23,602 $                         2,889 $                           37,367 $                         4,013 $
Other property revenues 890                                  64                                     1,369                               105
Realized gain on non-performing loans, net 3,357                               1,114                               5,200                               1,473
Realized gain on loan conversions, net 6,483                               -                                   11,897                            -
Total revenues 34,332                            4,067                               55,833                            5,591
Expenses:
Property operating and maintenance 7,791                               1,161                               13,823                            1,711
Real estate taxes and insurance 4,468                               720                                  7,611                               1,343
Mortgage loan servicing costs 5,139                               2,378                               10,021                            2,378
Non-performing loan management fees and expenses 1,871                               1,575                               4,286                               2,425
General and administrative 4,444                               3,834                               9,814                               5,645
Share-based compensation 2,130                               -                                   2,459                               -
Investment management fees 3,993                               -                                   6,750                               -
Separation costs -                                   -                                   3,543                               -
Acquisition fees expensed and property management engagement costs 186                                  290                                  447                                  588
Interest expense, including amortization 5,191                               -                                   6,691                               -
Depreciation and amortization 7,243                               767                                  12,716                            1,424
Finance related expenses and write-off of loan costs 5,441                               -                                   5,441                               -
Impairment of real estate 1,233                               192                                  2,067                               247
Total expenses 49,130                            10,917                            85,669                            15,761
Loss before other income, income tax expense and non-controlling interests (14,798)                           (6,850)                             (29,836)                           (10,170)
Other income (expense)
Realized (loss) gain on sales of investments in real estate, net (56)                                   578                                  (201)                                 665
Unrealized gain on non-performing loans, net 3,641                               -                                   3,641                               -
Loss on derivative financial instruments, net (470)                                 -                                   (470)                                 -
Total other income (expense) 3,115                               578                                  2,970                               665
Loss before income tax expense and non-controlling interests (11,683)                           (6,272)                             (26,866)                           (9,505)
Income tax expense 350                                  46                                     485                                  208
Net loss (12,033)                           (6,318)                             (27,351)                           (9,713)
Net (income) loss attributable to non-controlling interests (83)                                   10                                     (73)                                   16
Net loss attributable to common shareholders (12,116) $                       (6,308) $                          (27,424) $                       (9,697) $
Net loss per share - basic and diluted (0.31) $                            (0.16) $                            (0.70) $                            (0.25) $
Number of shares used in per share computations - basic and diluted 39,079,365                    39,110,969                    39,091,796                    39,110,969
Six Months Ended June 30, Three Months Ended June 30,
(unaudited) (unaudited)

FINANCIAL INFORMATION
FFO & Core FFO (1)
(1) Please refer to page 18 for definitions of FFO and Core FFO.  Commencing with the three months ended June 30, 2014, we have changed our definition of Core FFO to include adjustments related to share-based compensation and exclude adjustments related to acquisition pursuit costs.
($ in thousands, except share and per share data) 2014 2013 2014 2013
Reconciliation of net loss to FFO
Net loss attributable to common shareholders (12,116) $                      (6,308) $                         (27,424) $                      (9,697) $
Add (deduct) adjustments to net loss to get to FFO:
Depreciation and amortization on real estate assets 7,243                              767                                 12,716                           1,424
Non-controlling interests 83                                    (10)                                  73                                    (16)
Subtotal - FFO (4,790)                            (5,551)                            (14,635)                          (8,289)
Add (deduct) adjustments to FFO to get to Core FFO:
Share-based compensation 2,130                              -                                  2,459                              -
Separation costs -                                  -                                  3,543                              -
Acquisition fees expensed and property management engagement costs 186                                 290                                 447                                 588
Write-off of loan costs 5,032                              -                                  5,032                              -
Loss on derivative financial instruments, net 470                                 -                                  470                                 -
Amortization of derivative financial instruments cost (50)                                  -                                  (50)                                  -
Core FFO 2,978 $                          (5,261) $                         (2,734) $                         (7,701) $
Core FFO per share -  basic and diluted 0.08 $                             (0.13) $                           (0.07) $                           (0.20) $
Weighted average shares - basic and diluted 39,079,365                   39,110,969                   39,091,796                   39,110,969
Six Months Ended June 30, Three Months Ended June 30,
(unaudited) (unaudited)

FINANCIAL INFORMATION
NOI (1)
(1)
Total Stabilized Portfolio NOI, Total Non-Stabilized Portfolio NOI, Total  NPL NOI, Total NOI and Total Leased Home Portfolio NOI are non-GAAP measures. For a reconciliation of these non-GAAP measures to net loss attributable to common shareholders determined in accordance with GAAP, please refer to Page 19.
(2)
Allowance for doubtful accounts (“bad debt”) is included in property operating and maintenance in the consolidated statements of operations in accordance with GAAP.  However, we believe bad debt represents revenue lost and not an operating expense to the portfolio so for purposes of calculating margins we treat bad debt as a reduction of revenue.
(3)
Property operating expenses is defined as property operating and maintenance expense plus real estate taxes and insurance less bad debt.
(4)
Margin is calculated as total stabilized portfolio NOI or total leased home portfolio NOI divided by total rental revenues.
($ in thousands, unaudited)
Stabilized
Portfolio
Non-Stabilized
Portfolio NPL Total
Stabilized
Portfolio
Non-Stabilized
Portfolio NPL Total
Revenues
Rental revenues 23,602 $               - $                      - $                      23,602 $               37,367 $               - $                      - $                      37,367 $
Less: Allowance for doubtful accounts
(2)
(614)                       -                          -                          (614)                       (1,123)                    -                          -                          (1,123)
Total rental revenues 22,988                   -                          -                          22,988                   36,244                   -                          -                          36,244
Other property revenues 890                         -                          -                          890                         1,369                     -                          -                          1,369
Realized gain on non-performing loans, net -                          -                          3,357                     3,357                     -                          -                          5,200                     5,200
Realized gain on loan conversions, net -                          -                          6,483                     6,483                     -                          -                          11,897                   11,897
Unrealized gain on non-performing loans, net -                          -                          3,641                     3,641                     -                          -                          3,641                     3,641
Total revenues as adjusted 23,878                   -                          13,481                   37,359                   37,613                   -                          20,738                   58,351
Expenses
Property operating expenses
(3)
8,919                     2,726                     -                          11,645                   15,022                   5,289                     -                          20,311
Mortgage loan servicing costs -                          -                          5,139                     5,139                     -                          -                          10,021                   10,021
Total expenses
8,919                     2,726                     5,139                     16,784                   15,022                   5,289                     10,021                   30,332
Total NOI
14,959 $               (2,726) $               8,342 $                  20,575 $               22,591 $               (5,289) $               10,717 $               28,019 $
Stabilized portfolio NOI margin
(4)
65.1% 62.3%
Leased Home
Portfolio
Leased Home
Portfolio
Total stabilized portfolio NOI 14,959 $               22,591 $
Add: Property operating expenses on vacant stabilized homes 221                         576
Total leased home portfolio NOI
15,180 $               23,167 $
Leased home portfolio NOI margin
(4)
66.0% 63.9%
Three Months Ended June 30, 2014
SFR
Six Months Ended June 30, 2014
SFR

Capital Markets
(1) Maturity dates include extension terms.
(2) Please refer to page 18 for a definition of enterprise value.
As of June 30, 2014 ($ in thousands, except share and per share data)
Debt Maturities
(1)
Credit
Facility - SFR
Credit
Facility - NPL Total Security Shares Price Value
2014 - $               - $               - $               Common shares 39,007,239 26.21 $ 1,022,380 $
2015 - - -
2016 - 251,599 251,599
2017 - - -
2018 518,942 - 518,942 Total debt to enterprise value
(2)
43.4%
Thereafter - - - Total debt to total assets 39.9%
Total 518,942 $      251,599 $      770,541 $
Weighted average interest rate 3.14% 3.15% 3.14%
Weighted average remaining maturity in years 3.6 2.2 3.1
Market equity Debt
Debt Metrics

PORTFOLIO INFORMATION
Total Rental Homes Portfolio – June 30, 2014
(1) Excludes 285 homes that we did not intend to hold for the long-term.
(2) Includes acquisition costs and actual and estimated upfront renovation costs.  Actual renovation costs may exceed estimated renovation costs, and we may acquire homes in the future with different characteristics that result in higher renovation costs.
Markets
Stabilized
Homes
Non-
Stabilized
Homes
Total
Homes
(1)
Total Homes
Leased (%)
Average
Acquisition
Cost per Home
Average
Investment
per Home
(2)
Aggregate
Investment
($ in millions)
Average
Home Size
(sq. ft.)
Weighted
Average
Age (year)
Average
Monthly Rent
Per Leased
Home
(3)
Atlanta 1,698 601 2,299 71.1% 95,551 $           117,265 $    269.6 $              1,909 22 1,155 $
South Florida 1,429 320 1,749 82.1% 133,741 $         158,740 $    277.7 1,588 44 1,557 $
Houston 959 190 1,149 79.5% 126,273 $         140,974 $    162.0 2,060 28 1,489 $
Tampa 763 209 972 83.2% 106,884 $         124,699 $    121.2 1,476 40 1,250 $
Dallas 662 253 915 70.5% 127,312 $         146,091 $    133.7 2,050 22 1,457 $
Chicago 316 139 455 76.0% 121,385 $         148,162 $    67.4 1,555 41 1,662 $
Denver 211 130 341 63.9% 183,932 $         212,859 $    72.6 1,512 31 1,708 $
Southern California 267 73 340 82.9% 235,913 $         247,210 $    84.1 1,617 36 1,791 $
Orlando 264 63 327 83.8% 118,158 $         137,110 $    44.8 1,644 37 1,295 $
Phoenix 206 42 248 83.9% 140,329 $         158,213 $    39.2 1,543 39 1,190 $
Northern California 218 26 244 89.3% 216,462 $         230,903 $    56.3 1,494 45 1,727 $
Las Vegas 42 - 42 95.2% 155,717 $         167,481 $    7.0 1,966 27 1,296 $
California Valley 41 - 41 100.0% 226,226 $         227,085 $    9.3 1,728 25 1,612 $
Total/Average
7,076 2,046 9,122
77.5% 127,087 $         147,434 $    1,344.9 $          1,760 32 1,416 $
Status
Total
Homes
(1)
Total Homes
Leased (%)
Average
Acquisition
Cost
Average
Investment
per Home
(2)
Aggregate
Investment
($ in millions)
Average
Home Size
(sq. ft.)
Weighted
Average Age
(year)
Leased
Rent
Stabilized 7,076 95.0% 127,126 $    146,053 $    1,033.5 1,746 32 1,413 $
Non-Stabilized 2,046 16.6% 126,952 $    152,210 $    311.4 1,811 32 1,482 $
Total/Average
9,122
77.5% 127,087 $    147,434 $    1,344.9 $          1,760 32 1,416 $
(3)
Represents average monthly contractual cash rent.  Average monthly cash rent is presented before rent concession and Waypoints.  To date, rent concessions and Waypoints have been utilized on a limited basis and have not had a significant impact on our average monthly rent.  If the use of rent concessions and Waypoints or other leasing incentives increases in the future, they may have a greater impact by reducing the average monthly rent we receive from leased homes.
$

PORTFOLIO INFORMATION
Total Rental Homes Portfolio – June 30, 2014  (cont’d)
$95.6
$133.7
$126.3
$106.9
$127.3
$121.4
$183.9
$235.9
$118.2
$140.3
$216.5
$155.7
$226.2
$21.7
$25.0
$14.7
$17.8
$18.8
$26.8
$29.0
$11.3
$18.9
$17.9
$14.4
$11.8
$0.9
$117.3
$158.7
$141.0
$124.7
$146.1
$148.2
$212.9
$247.2
$137.1
$158.2
$230.9
$167.5
$227.1
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
Atlanta South
Florida
Houston Tampa Dallas Chicago Denver Southern
California
Orlando Phoenix Northern
California
Las Vegas California
Valley
Average Investment per Home ($ in thousands)
Average Acquisition Cost per Home Estimated Renovation Costs

Average Average
Total Monthly Monthly
Number of Number of Percent Rent per Number of Percent Rent per
Markets Homes
(1)
Homes Leased Leased Home
(2)
Homes Leased Leased Home
(2)
Atlanta 2,299 1,292 97.6% 1,140 $                1,213 93.0% 1,138 $
South Florida 1,749 1,143 99.4% 1,552 $                1,430 94.0% 1,553 $
Houston 1,149 759 99.1% 1,478 $                823 94.5% 1,470 $
Tampa 972 573 99.1% 1,229 $                654 95.2% 1,218 $
Dallas 915 481 99.6% 1,436 $                484 96.7% 1,422 $
Chicago 455 278 97.8% 1,653 $                261 95.0% 1,651 $
Denver 341 149 99.3% 1,700 $                161 97.5% 1,704 $
Southern California 340 230 96.5% 1,799 $                231 95.7% 1,814 $
Orlando 327 199 100.0% 1,308 $                222 98.6% 1,314 $
Phoenix 248 176 100.0% 1,181 $                152 97.4% 1,186 $
Northern California 244 192 100.0% 1,714 $                195 97.9% 1,706 $
Las Vegas 42 36 100.0% 1,309 $                42 95.2% 1,296 $
California Valley 41 37 100.0% 1,589 $                41 100.0% 1,612 $
Total/Average 9,122 5,545 98.8% 1,406 $                5,909 94.9% 1,413 $
Homes 90 Days Past Rent Ready Homes Owned 180 Days or Longer

PORTFOLIO INFORMATION
Leasing Statistics – June 30, 2014
97.6%
99.4% 99.1% 99.1%
99.6%
97.8%
99.3%
96.5%
100.0% 100.0% 100.0% 100.0% 100.0%
93.0%
94.0%
94.5%
95.2%
96.7%
95.0%
97.5%
95.7%
98.6%
97.4%
97.9%
95.2%
100.0%
82.0%
84.0%
86.0%
88.0%
90.0%
92.0%
94.0%
96.0%
98.0%
100.0%
102.0%
Atlanta South Florida Houston Tampa Dallas Chicago Denver Southern
California
Orlando Phoenix Northern
California
Las Vegas California
Valley
Homes 90 Days Past Rent Ready Homes Owned 180 Days or Longer
(1)
Excludes 285 homes that we did not intend to hold for the long-term.
(2)
Represents average monthly contractual cash rent.  Average monthly cash rent is presented before rent concession and Waypoints.  To date, rent concessions and Waypoints have been utilized on a limited basis and have not had a significant impact on our average monthly rent.  If the use of rent concessions and Waypoints or other leasing incentives increases in the future, they may have a greater impact by reducing the average monthly rent we receive from leased homes.

PORTFOLIO INFORMATION
Non-Performing Loan Portfolio – June 30, 2014
Total
Loan Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted
State Count
(1),(2)
($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV
(3)
Florida 762 94.4 $              187.5 149.0 50.3% 63.3% 152.9%
Illinois 373 47.8 76.0 74.3 62.8% 64.3% 141.0%
Arizona 230 19.9 33.8 29.4 58.7% 67.5% 198.0%
Wisconsin 207 17.4 24.2 27.7 71.6% 62.8% 114.0%
New York 165 32.6 62.8 64.6 51.8% 50.4% 114.0%
California 148 42.9 60.8 68.6 70.6% 62.6% 100.4%
Indiana 152 10.8 15.1 17.1 71.9% 63.5% 109.8%
New Jersey 144 20.7 44.0 37.7 47.2% 54.9% 141.6%
Maryland 100 17.9 31.3 26.6 57.1% 67.1% 132.3%
Pennsylvania 74 6.9 11.7 10.5 58.8% 65.2% 137.7%
Georgia 65 8.0 13.2 12.2 60.8% 66.0% 131.0%
Other 660 77.7 121.3 117.6 64.1% 66.0% 124.4%
Total/Average
3,080 397.0 $             681.7 635.3 58.2% 62.5% 135.8%
Total
Loan Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted
Status Count
(1),(2)
($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV
(3)
Foreclosure 2,146 $             285.5 $            506.5 $           457.2 56.4% 62.4% 137.4%
Delinquent 557 61.8 95.9 96.4 64.5% 64.1% 144.4%
Performing 377 49.7 79.3 81.7 62.6% 60.8% 115.3%
Total/Average
3,080 $            397.0 $            681.7 $            635.3 58.2% 62.5% 135.8%
(1)
Represents first liens on 2,920 homes and 160 parcels of land.
(2)
Excludes 277 unsecured, second and third liens with an aggregate purchase price of $1.9 million.
(3)
Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates.
$
$
$
$

TRANSACTION ACTIVITY
Acquisitions – Three Months Ended June 30, 2014
(1)
Includes acquisition costs and actual and estimated upfront renovation costs.  Actual renovation costs may exceed estimated renovation costs, and we may acquire homes in the future with different characteristics that result in higher renovation costs.
(2)
Estimated average monthly rent per home represents (1) for vacant homes, management’s estimates of what rent would be generated if such homes were leased based on rents estimated by examining multiple rent data sources (such as realized rents for comparable homes in neighborhood, a proprietary rent setting algorithm, third-party vendors, etc.) and using localized knowledge to establish rent for a given property and (2) for leased homes, average monthly contractual rent.  No assurance can be given that these estimates will prove to be accurate, and you should not place undue reliance on them.
Rental Homes:
Markets Homes
Average Home
Size (sq. ft.)
Average
Acquisition
Cost per Home
Average
Estimated
Upfront
Renovation
Cost per Home
Average
Estimated
Investment
per Home
(1)
Aggregate
Investment
($ in millions)
Estimated
Average
Monthly
Rent per Home
(2)
Atlanta 514 2,013 104,084 $         24,404 $           128,489 $         66.0 $                1,220 $
Dallas 298 2,198 138,546 $         21,444 $           159,990 $         47.7 1,594 $
South Florida 272 1,685 149,994 $         32,316 $           182,310 $         49.6 1,730 $
Houston 219 2,044 126,776 $         22,095 $           148,872 $         32.6 1,572 $
Tampa 200 1,486 106,847 $         19,773 $           126,619 $         25.3 1,297 $
Denver 120 1,703 206,201 $         31,644 $           237,845 $         28.5 1,781 $
Chicago 109 1,528 114,382 $         35,399 $           149,781 $         16.3 1,664 $
Orlando 86 1,422 101,497 $         23,979 $           125,476 $         10.8 1,241 $
Southern California 52 1,649 225,980 $         18,514 $           244,494 $         12.7 1,888 $
Phoenix 45 1,475 128,498 $         28,740 $           157,237 $         7.1 1,202 $
Northern California 28 1,525 226,929 $         18,552 $           245,481 $         7.0 1,866 $
Total/Average 1,943
1,843
131,007 $         25,224 $           156,231 $         303.6 $              1,490 $
Non-Performing Loans:
Total Purchase Purchase
Purchase Price Total UPB Total BPO Price as % Price as %
Number of Loans ($ in millions) ($ in millions) ($ in millions) of UPB of BPO
1,441 $               117.0 $               189.4 $               171.6 61.8% 68.2%

Definitions and Reconciliations
($ in thousands, except share and per share data) Amount Per Share
Investments in real estate properties, gross 1,442,626 $             36.98 $
Less: Accumulated depreciation (17,525)                      (0.44)
Add: Real estate held for sale, net 13,383                        0.34
Investments in real estate, net 1,438,484                 36.88
Add: Increase in estimated fair value of investments in real estate 250,459                     6.42
Less: Estimated renovation reserve (155,551)                    (3.99)
Estimated SFR Value 1,533,392                 39.31
Non-performing loans 178,311                     4.57
Non-performing loans (fair value option) 218,797                     5.61
Add: Increase in estimated fair value of non-performing loans 56,076                        1.44
Estimated NPL Value 453,184                     11.62
Estimated SFR & NPL Value 1,986,576 $             50.93 $
Total shareholders' equity 1,090,914 $             27.97 $
Less: Investments in real estate, net (1,438,484)               (36.88)
Less: Non-performing loans (178,311)                    (4.57)
Less: Non-performing loans (fair value option) (218,797)                    (5.61)
Add: Estimated SFR & NPL Value 1,986,576                 50.93
Estimated NAV 1,241,898 $             31.84 $
Number of Shares 39,007,239
June 30, 2014
(unaudited)
or as measures of profitability or liquidity. Further, not all real estate investment trusts (“REITs”) compute the same non-GAAP measure; therefore, there can be no assurance that our basis for computing this non-
GAAP measure is comparable with that of other REITs.
Funds From Operations (“FFO”) and Core FFO.
FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT.
FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as net income or loss (computed in accordance with GAAP) excluding gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures.
We believe that FFO is a meaningful supplemental measure of the operating performance of our single-
family home business because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated homes, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of the homes that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of the homes, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.
We believe that Core FFO is a meaningful supplemental measure of our operating performance for the same reasons as FFO and adjusting for non-routine items that when excluded allows for more comparable periods. Our Core FFO begins with FFO as defined by the NAREIT White Paper and is adjusted for: share-
based compensation, non-recurring costs associated with the separation, acquisition fees expensed and property management engagement costs, write-off of loan costs, loss on derivative financial instruments, amortization of derivative financial instruments cost and other non-comparable items as applicable.
Management also believes that FFO/Core FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO/Core FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO/Core FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT or similar Core
FFO definition. For a reconciliation of FFO and Core FFO to net loss attributable to common shareholders determined in accordance with GAAP, please refer to page 10.
occupancy or subsequent occupancy after a renovation.  Homes are considered stabilized even after subsequent resident turnover.  However, homes may be removed from the stabilized  home portfolio and placed in the non-stabilized  home portfolio due to renovation during the home lifecycle.
                                    We define Estimated NAV as the estimated value of all assets net of liabilities. To calculate the Estimated NAV, the historical net investments in real estate and
NPLs at carrying value are deducted from total shareholders’ equity and the Estimated SFR
Value and NPL Value are added (see table below).  The costs of selling properties in the portfolio, including commissions and other related costs are not deducted for the purpose of calculating the Estimated SFR Value and Estimated NAV. Further, future promoted interests on the NPL portfolio are not deducted for the purpose of calculating Estimated SFR & NPL
Value and Estimated NAV. We consider Estimated NAV to be an appropriate supplemental measure as it illustrates the estimated imbedded value in our SFR portfolio and NPL portfolio that is carried on our balance sheet primarily at cost. The Estimated SFR Value, Estimated NPL
Value and Estimated NAV are non-GAAP financial measures.  However, they are provided for informational purposes to be used by investors in assessing the value of the assets. A reconciliation of total shareholders’ equity to Estimated NAV is provided below.
These metrics should be considered along with other available information in valuing and assessing us, including our GAAP financial measures and other cash flow and yield metrics.
These metrics should not be viewed as a substitute for book value, net investments in real estate, equity, net income or cash flows from operations prepared in accordance with GAAP, non-controlling interests less cash and cash equivalents.
Enterprise Value.
We define enterprise value as market value of equity plus debt plus
We define the stabilized home portfolio to include homes from the first day of  initial
Stabilized Homes.
Estimated NAV.

Definitions and Reconciliations (cont’d)
Total NOI, Total NPL NOI, Total Non-Stabilized Portfolio NOI, Total Stabilized Portfolio NOI and
Total Leased Home Portfolio NOI. We define Total NOI as total revenues less property operating and maintenance expenses and  real estate taxes and insurance expenses (“property operating expenses”) and mortgage loan servicing costs. We define Total NPL Portfolio NOI as gains on NPLs, net and gains on loan conversions, net less mortgage loan servicing costs. We define Total Non-
Stabilized Portfolio NOI as total revenues on the non-stabilized portfolio less property operating expenses on the non-stabilized portfolio.  We define Total Stabilized Portfolio NOI as total revenues on the stabilized portfolio less property operating expenses on the stabilized portfolio.
We define Total Leased Home Portfolio NOI as the Total Stabilized Portfolio NOI less property operating expenses on vacant stabilized homes.  We consider these NOI measures to be appropriate supplemental measures of operating performance to net income attributable to common shareholders because they reflect the operating performance of our homes without allocation of corporate level overhead or general and administrative costs and reflect the operations of the segments and sub-segments of our business. A reconciliation of net loss attributable to common shareholders to these NOI measures is provided below:
These NOI measures should not be considered alternatives to net loss or net cash flows from operating activities, as determined in accordance with GAAP, as indications of our performance or as measures of liquidity. Although we use these non-GAAP measures for comparability in assessing their performance against other REITs, not all REITs compute the same non-GAAP measures.
Accordingly, there can be no assurance that our basis for computing these non-GAAP measures are comparable with that of other REITs.
Total Rental Portfolio. We define total rental portfolio to exclude homes designated as non-rental.
Non-rental homes are homes we do not intend to hold for the long term.
Three Months Ended Six Months Ended
($ in thousands, unaudited) June 30, 2014 June 30, 2014
Reconciliation of net loss to stabilized portfolio NOI and leased home portfolio NOI
Net loss attributable to common shareholders $                (12,116) $         (27,424)
Add (deduct) adjustments to get to total NOI
Non-performing loan management fees and expenses 1,871 4,286
General and administrative 4,444 9,814
Shared-based compensation 2,130 2,459
Investment management fees 3,993 6,750
Separation costs - 3,543
Acquisition fees expensed and property management engagement costs 186 447
Interest expense, including amortization 5,191 6,691
Depreciation and amortization 7,243 12,716
Finance related expenses and write-off of loan costs 5,441 5,441
Impairment of real estate 1,233 2,067
Realized loss (gain) on sales of investments in real estate, net 56 201
Loss on derivative financial instruments, net 470 470
Income tax expense 350 485
Net income attributable to non-controlling interests 83 73
Total NOI 20,575 28,019
Add (deduct) adjustments to get to total stabilized home portfolio NOI
NPL portfolio NOI components:
Realized gain on non-performing loans, net (3,357) (5,200)
Realized gain on loan conversions, net (6,483) (11,897)
Mortgage loan servicing costs 5,139 10,021
Unrealized gain on non-performing loans, net (3,641) (3,641)
Deduct: Total NPL portfolio NOI (8,342) (10,717)
Non-stabilized portfolio NOI components:
Property operating expenses on non-stabilized homes 2,726 5,289
Add: Total Non-stabilized portfolio NOI 2,726 5,289
Total stabilized portfolio NOI 14,959 22,591
Add (deduct) adjustments to get to total leased home portfolio NOI
Property operating expenses on vacant stabilized homes 221 576
Total leased home portfolio NOI 15,180 $                        23,167 $

Forward-Looking Statements
The statements herein that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve significant risks and uncertainties, which are difficult to predict, and are not guarantees of future performance. Such statements can generally be identified by words such as “anticipates,” “expects,” “intends,” “will,” “could,” “believes,” “estimates,” “continue,” and similar expressions. Forward-looking statements are based on certain assumptions, discuss future expectations, describe future plans and strategies, contain financial and operating projections or state other forward-looking information. Our ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in, or implied by, the forward-looking statements. Factors that could materially and adversely affect our business, financial condition, liquidity, results of operations and prospects, as well as our ability to make distributions to our shareholders, include, but are not limited to: expectations regarding the timing of generating revenues; changes in our business and growth strategies; volatility in the real estate industry, interest rates and spreads, the debt or equity markets, the economy generally or the rental home market specifically; events or circumstances that undermine confidence in the financial markets or otherwise have a broad impact on financial markets; declines in the value of homes, and macroeconomic shifts in demand for, and competition in the supply of, rental homes; the availability of attractive investment opportunities in homes that satisfy our investment objective and business and growth strategies; the impact of changes to the supply of, value of and the returns on distressed and non-performing residential mortgage loans; our ability to convert the homes and distressed and non-performing residential mortgage loans we acquire into rental homes generating attractive returns; our ability to successfully modify or otherwise resolve distressed and non-performing residential mortgage loans; our ability to lease or re-lease our rental homes to qualified residents on attractive terms or at all; the failure of residents to pay rent when due or otherwise perform their lease obligations; our ability to manage our portfolio of rental homes; the concentration of credit risks to which we are exposed; the availability, terms and deployment of short-term and long-term capital; the adequacy of our cash reserves and working capital; our relationships with Starwood Capital Group and our manager and their ability to retain qualified personnel; potential conflicts of interest; unanticipated increases in financing and other costs; our expected leverage; changes in governmental regulations, tax laws and rates and similar matters; limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for U.S. federal income tax purposes; and estimates relating to our ability to make distributions to our shareholders in the future. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by us with the Securities and Exchange Commission from time to time.
Furthermore, except as required by law, we are under no duty to, and we do not intend to, update any of our forward-looking statements appearing herein, whether as a result of new information, future events or otherwise.